Investor Presentation May 15, 2025 EX-99.1

Disclaimer This presentation has been prepared by FrontView REIT, Inc. ("we," "us," "our," "FrontView" or the "Company") for informational purposes only and not for any other purpose. Nothing contained in this presentation is, or should be construed as, a recommendation, promise or representation by the presenter or FrontView or any officer, director, employee, agent or advisor of FrontView. This presentation does not purport to be all-inclusive or to contain all of the information you may desire. Information provided in this presentation speaks only as of the date hereof. FrontView assumes no obligation to update any information or statement after the date of this presentation as a result of new information, subsequent events, or any other circumstances. We request that you keep any information at this meeting confidential and that you do not disclose any of the information to any other parties without the company's prior express written permission. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company. This presentation includes express and implied "forward-looking statements." In some cases, you can identify forward-looking statements because they contain words such as "may," "will," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes "estimates," "predicts," "would," "potential," "likely," or "continue" or the negative of these terms or other similar expressions. However, not all forward-looking statements contain these identifying words. All forward-looking statements are based upon current expectations and projections about future events and trends. There is no assurance or guarantee that the results, events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results, events or circumstances could differ materially from those described in the forward-looking statements. For a discussion of other risks and uncertainties related to FrontView’s forward-looking statements, see its Annual Report on Form 10-K, filed with the Securities and Exchange Commission ("SEC") on March 20, 2025, which can be found at the SEC’s website at www.sec.gov. All forward-looking statements described herein are qualified by these cautionary statements and there can be no assurance that the actual results, events or developments referenced herein will occur or be realized. FrontView does not undertake any obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results. In addition to financial information presented in accordance with U.S. generally accepted accounting principles (“GAAP”), this presentation includes certain non-GAAP financial measures. These non-GAAP measures are presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with GAAP. These non-GAAP measures have limitations as analytical tools, and they should not be considered in isolation or as a substitute for analysis of other GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures, as well as descriptions of these non-GAAP measures, are included in the Appendix to this presentation. This presentation contains statistical data, estimates, and forecasts that are based on independent industry publications or other publicly available information, as well as other information based on our internal sources. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data contained in these industry publications and other publicly available information. Accordingly, we make no representations as to the accuracy or completeness of that data nor do we undertake to update such data after the date of this presentation. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the platform and products of FrontView or this proposed offering. This document is not intended to be, nor should it be construed or used as, financial, legal, tax, insurance or investment advice. There can be no assurance that FrontView will achieve its objectives. Past performance is not indicative of future success. All information is as of the dates indicated herein.

FrontView REIT’s Evolution

Investment Thesis Formulated Through Decades of Experience Developing Real Estate

- Evaluation of retail shopping center portfolio performance highlighted **unique, favorable characteristics of outparcels**
- Prior to FrontView formation, created a program to develop and sell assets in the outparcel sector
- Found the transaction market to be large and liquid
- Formally established FrontView in 2016 to capitalize on the promising marketplace opportunity
- **FrontView is a leading institutional buyer in the sector, with the ability to offer sellers certainty and speed of closing in exchange for attractive pricing, creating value at acquisition**

Foundation

- **1999** – Stephen Preston joins NADG, FrontView’s parent company
- **2003 – 2015** – NADG continues growth strategy, eclipsing $2 billion in AUM
- **2015** – Randall Starr joins the NADG platform
- **2016** – FrontView is founded as a private net lease REIT focused on outparcel acquisitions by Stephen Preston & Randall Starr

Careful Construction Of Unique Outparcel Portfolio

- **2016** – $50MM in equity raised
- **2017** – Completes formation of the Canadian trust
- **2018** – FrontView acquires its 100th asset and reaches $100MM in equity raised
- **2019** – Inaugural ABS offering with $264MM note issuance
- **2020** – Finishes 2020 with $200MM in equity raised
- **2021** – FrontView makes its 200th acquisition, increasing gross assets acquired to $500MM
- **2022** – Finishes 2022 with $400MM in equity raised
- **2023** – FrontView reaches ~$800MM in gross assets acquired
- **2023** – Acquired remaining 50% interest in the Canadian trust; all properties now wholly-owned
- **2024** – IPO Complete October 2024
- **2024** – 2019 ABS issuance upgraded by S&P to AA
- **2025** – Continues to demonstrate ability to scale, acquiring ~$50mm of properties at 7.93% cap rate during Q1’25
- **2025** – $200 million term loan fixed for three years at all in rate of 4.96%

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FrontView REIT Highlights Diversified Portfolio of Net Lease Properties With Frontage Experienced Management Team With Proven Track Record High Growth Prospects Through Consistent Actionable Acquisition Opportunities Competitive Advantages Within Vast Marketplace Value-Enhancing Asset Management Capabilities

Source: Portfolio Snapshot(1) Left Border Right Border Notes: Portfolio Snapshot Data as of 3/31/2025 Based on number of properties Weighted by annualized base rent and does not include lease extensions As a percent of annualized base rent 323 2.6M 151 Total Properties Square Feet Brands 37 ~96% 7.4 Yrs. States Occupancy (2) Remaining Lease Term (3) 33% 3.1% 22.6% IG Tenants Highest Tenant Concentration Top 10 Tenant Brands Concentration (4)

Q1 2025 Business and Financial Update (1) Q1 2025 Revenue: $16.2 million, 6% Y-o-Y increase Q1 2025 FFO: $6.4 million / $0.23 per share, 55% Y-o-Y increase Q1 2025 AFFO: $8.2 million / $0.30 per share, 65% Y-o-Y increase 323 Properties / 2.6 million square feet 329 Tenants 96% Occupancy 7.4 Year WALT 3.1% of top tenant ABR concentration Acquired 17 new properties for $49.2 million at initial cash cap rate of 7.9%(2) and WALT of 12 years 9 industries, 13 tenants and 13 states, including 8 new tenants and 2 new states Subsequent to quarter end: Acquired 1 additional property for $3.6 million at initial cash cap rate of 8.1% 5 properties under contract for $15.7 million at initial cash cap rate of 8.0%(2) and WALT of 8 years Sold one non-core property for gross sales proceeds of $2.1 million at initial cash cap rate of 6.9% Attractive Investment Activity 5.7x Net Debt / EBITDA ~$141 million of liquidity(3) No near-term debt maturities Solid Financial Results Stable Real Estate Portfolio Strong Balance Sheet Notes: Data as of 3/31/25 Represents Weighted Average initial cash capitalization rate Comprised of $138 million available under revolving credit facility and $3.3 million cash on balance sheet

Notes: Data as of 3/31/25 Solid Q1 2025 Financial Results Adjusted EBITDAre ($mm) (1) CAGR: 19% ABR ($mm) (1) AFFO per share ($mm) (1) FFO per share ($mm) (1) CAGR: 26% CAGR: 65% CAGR: 55%

Delivered on stated ~$50mm of acquisitions at above average yields Q1 25 Acquisition Summary Statistics(1) 17 Properties $49M Total Investment Amount 162k Square Feet 13 Number of States 9 Number Of Industries 29% IG Tenants 12 years Remaining Lease Term 7.9% Avg. Cap Rate Notes: Data as of 3/31/25 Q1 25 Acquisition Activity Overview Tenant Examples

Updated 2025 Guidance Previous Current Δ AFFO per share $1.20 – $1.26 $1.20 – $1.26 –% Investment activity ($mm) $175 – $200 $125 – $145 -28%(2) Disposition activity ($mm) $5 – $20 $20 – $40 140%(2) Non-reimbursed property / operating expenses ($mm) $2.0 – $2.6 $2.0 – $2.6 –% Bad Debt expense (% of cash NOI) (3) 2 – 3% 2 – 3% –% Cash G&A ($mm) $8.9 – $9.5 $8.9 – $9.3 -1%(2) Notes: Data as of 3/31/25 Based on midpoint of range This figure includes the 7 of the 12 previously disclosed tenants that are allocated to 2025 Updated 2025 Guidance(1)

Our Properties are strategically-located and mission-critical providing tenants with premium visibility, customer convenience and brand-building opportunities Convenience and Access Attracts tenants in the essential and experiential retail segments that demand high-profile physical locations that facilitate frequent visitation from customers Direct frontage on highly-trafficked roads provide tenants with premium visibility and convenient access for customers Brand Building Through Real Estate Opportunity to build individual signage and prototypes to allow tenants to market and advertise themselves as they front highly trafficked roads Sample Brands FrontView’s tenants are positioned within a retail center to attract the greatest road / foot traffic A Differentiated Strategy Focused on Properties with Frontage Bottom Border Left Border Top Border Growing Demand Drivers New users entering marketplace Existing users expanding / relocating Many properties lack the access and visibility that are essential to FrontView’s strategy

FrontView's Real Estate: Compelling Risk and Return Characteristics

1 Prime Real Estate Locations

- Prime street frontage locations
- Superior visibility & access
- Limited supply pipeline
- Constrained supply of properties with frontage

2 High Quality Tenant Base

- High quality, household name tenants
- E-commerce resistant, service-based tenants

3 Favorable Competitive Dynamics

- Fragmented ownership
- Granular properties
- Large, liquid marketplace
- Under the radar from many larger institutional investors

4 Attractive Financial Characteristics

- Strong renewal probability
- Relatively low releasing capex
- Strong land values
- Premium rent per square foot

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High-Quality, Geographically Diversified Portfolio Top 10 States (% of ABR) (1) Notes: 1. Data as of 3/31/2025 2. Top 30 U.S. MSAs by population, excluding California, per United States Census Bureau Geographic Overview (Property Count) (1) 323 Properties 37 States 117 MSAs and μSAs 25 of the Top 30 MSAs (2) From TTW State % of ABR IL 14.2% TX 7.9% GA 7.1% NC 5.4% OH 5.1% TN 5.0% IN 4.5% PA 4.1% VA 3.9% FL 3.7% Top 10 60.9%

Portfolio Leased to a Diversified Group of Tenants and Target Industries Industry Exposure (by % of ABR) (1) Top 40 Tenant Brands (by % of ABR) (1) Notes: Data as of 3/31/2025 At least one investment grade rating from Moody’s, S&P, or Fitch From TTW # Tenant Brands % of ABR Investment Grade Rated Credit Rating (S&P / Moody’s / Fitch) 1 Dollar Tree 3.1%  BBB 2 Fast Pace Urgent Care 2.8% - NA 3 Verizon 2.7%  BBB+ / Baa1 4 Adams Auto Group 2.3% - NA 5 Oak Street Health 2.1% - NA 6 IHOP 2.0% - BB+ 7 Mammoth Car Wash 1.9% - NA 8 Raising Canes 1.9% - NA 9 Bank of America 1.9%  AA / AA- 10 LA-Z-Boy 1.9% - NA 11 CVS 1.7%  BBB 12 AT&T 1.7%  BBB+ 13 T-Mobile 1.7%  BBB+ 14 Chili's 1.6% - NA 15 Wendy's 1.5% - NA 16 PNC Bank 1.5%  A / A+ 17 Wells Fargo 1.4%  AA 18 Advance Auto Parts 1.4% - BB+ 19 Walgreens 1.4% - BB- 20 St. Joseph Hospice 1.4% - NA 21 Heartland Dental 1.3% - NA 22 Burger King 1.2% - BB 23 Lowe's Home Improvement 1.2%  BBB+ 24 VASA Fitness 1.1% - NA 25 Charles Schwab 1.1%  A 26 Aspen Dental 1.1% - NA 27 Parachute Plasma 1.1% - NA 28 WSS 1.0% - BB- 29 Wellnow 1.0% - NA 30 Walmart 1.0%  AA / Aa2 31 Best Buy 1.0%  BBB+ 32 Andy's Frozen Custard 1.0% - NA 33 Edge Fitness 1.0% - NA 34 Chase Bank 1.0%  AA- / Aa3 35 Floor & Decor 1.0% - BB 36 LA Fitness 1.0% - NA 37 Applebee's 0.9% - NA 38 Stop & Shop Gas 0.9%  BBB+ 39 Buffalo Wild Wings 0.9% - B 40 7-Eleven 0.9%  A Top 40 Tenant Brands Top 20 Tenants 58.6%

FVR Lease Maturity Schedule (% of Rental Revenue) (2) Well-Laddered Lease Maturity Schedule FrontView maintains a weighted average remaining lease term of ~7.4 years (1) Left Border Right Border Bottom Border Top Border Notes: Weighted by annualized base rent and does not include lease extensions As of 3/31/2025

Capital Structure Provides Flexibility for Growth Strong pro forma balance sheet with no near-term maturities supports FrontView’s execution of its growth strategy Capital Structure Debt Outstanding and Net Debt Metrics Notes: Equity value as of 3/31/2025 Assumes exercise of all extension options; stated maturity date of 10/3/2027 with two (2) 12-month extension options Excludes non-cash stock-based compensation expense and non-recurring expenses including lease termination fees (in thousands) Total Capitalization $668M

Tenant Competitive Dynamics Competitive landscape and positioning Void analysis & proximity to nearest operating unit Anchor / trade area dynamics Land and Building Characteristics Parcel size, location, and positioning Building size, age, and drive-thru capability Flexibility to serve multiple tenant uses Access, visibility, and general market characteristics Zoning provisions and restrictions Acquisition Case Study Acquired a Miller’s Ale house in Chicago, IL on a hard corner in front of a highly trafficked mall FrontView created tenant interest in the space, including Raising Cane’s, who entered into a ground lease for the site to construct a brand-new building at an effectively zero construction cost to FVR FVR executed a lease termination agreement with Miller’s Ale House, which included a substantial fee that covered the rent gap during Raising Cane’s buildout period Enhanced credit quality, achieved cap rate compression, and provided flexibility to sell the asset for a significant profit to produce accretive income growth for FrontView’s shareholders Raising Canes Chicago, IL Market Conditions Trade area size / attractiveness Population growth and income levels Quality of local amenities and real estate Real estate fundamentals that support growth and occupancy Real Estate Focused Investment Strategy Supported by Comprehensive Underwriting Criteria Bottom Border Left Border Top Border Credit Analysis Thorough underwriting of acquisitions which includes a deep dive into a tenant’s operations and financial statements Understand unit and parent level performance Analyze liquidity, cash flow, leverage and operating income amongst other factors

Robust Sourcing Capabilities & Rigorous Selection Process

Sourcing: Multiple Channels of Opportunity

Vast Network of Brokerage Relationships

- ❑FrontView has cultivated strong relationships with national and local brokerages across the country
- ❑Brokers recognize FrontView as a reliable counterparty for time-sensitive, motivated sellers

Repeat Transactions with Previous Sellers

- ❑FrontView's efficient, transparent underwriting process and track record of closing drives repeat business with previous sellers

Repriced Transactions

- ❑FrontView is often able to acquire assets at attractive pricing in situations where FrontView has previously passed on the transaction but is then recontacted by the seller after other potential buyers are unable to perform

Real Estate Sourcing Software

- ❑FrontView's acquisition team actively monitors opportunities for attractive assets through various technology platforms

Forward Commitments

- ❑FrontView has in the past utilized forward purchase agreements with sellers to source and close transactions
- ❑These agreements required minimum earnest money deposits, lock-in pricing, and provide FrontView with more clarity on its forward acquisitions pipeline
- ❑However, in cases where broadly marketed deals fail to close, FrontView can be contacted by sellers / brokers for a potentially repriced transaction

Selection: Efficient Screening & Underwriting Process

Preliminary Screening

- ❑FrontView evaluates many transactions daily and can quickly pre-screen and eliminate properties with subpar acquisition characteristics or poor matches for FrontView's portfolio

Underwriting Review / LOI

- ❑Attractive opportunities, including pre-screened, directly sourced and repriced transactions, are evaluated through a streamlined, highly efficient underwriting and due diligence process

Final Review / PSA

- ❑FrontView enters final price negotiations as well as a detailed review of diligence issues, including curing any potential real estate issues

Closing

- ❑Given the rigor of its due diligence process, FrontView closes a vast majority of deals that it puts under a signed PSA and can close in +/- 30 days

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FrontView is a Dominant Institutional Buyer in the Single Tenant Marketplace

FVR is uniquely positioned to acquire high-quality properties at opportunistic pricing

Proposed Acquisition Cap Rate vs. Real Estate Quality & Tenant Credit



8%
7%
6%
5%
4%
FRONTVIEW REIT
Highly diversified portfolio of Properties with Frontage
Institutional NNN Buyers
“Lump-sum” capital deployment – large portfolios, riskier credit tenant sale/leasebacks, big box retailers “in the back”
1031 Exchange and Private Buyers
Fragmented marketplace with unsophisticated buyers
Big Boxes / Large Portfolios / Sale Leasebacks /
Real Estate Type and Characteristics
High Traffic Properties / Smaller Portfolios / Assets With Frontage

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Active Asset Management Approach

Robust asset management capabilities supported by years of iteration and experience

Real estate expertise and real-time portfolio monitoring support FrontView's ability to promptly determine realistic, tailored asset management solutions when needed. Our asset management team has the willingness and capabilities to address situations in a timely manner

ACTIVE TENANT SURVEILLANCE AND COMMUNICATION

Real-Time Monitoring of Rent Collection

- ❑ Real-time portfolio monitoring program with dedicated personnel
- ❑ Prompt notification of tenant payment status
- ❑ Routine review of rent collections data with comparisons to historical data to identify variances in tenant behavior

Tenant Engagement

- ❑ Proactive tenant communications in both normal course and when changes in rent payment behavior arise
- ❑ Lease renewals / extensions
- ❑ Lease modifications / restructurings

COMPREHENSIVE ASSET MANAGEMENT TOOLKIT

Re-Tenanting

- ❑ Repossess property for timely backfill opportunities
- ❑ Prompt response to tenant defaults

Value Enhancement Opportunities

- ❑ Creative lease negotiations
- ❑ Enhancement / repositioning of properties

Strategic Dispositions

- ❑ Selective sales in a variety of circumstances

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Fully Integrated Scalable Platform & Experienced Management Team

FrontView REIT has a fully integrated, internally managed real estate platform with extensive experience acquiring, developing / re-developing, managing, leasing, and disposing of assets. The REIT's team encompasses all major areas of the business to support continued growth and execution

Executive Management Team



Stephen Preston
Co-CEO and Co-President



Randall Starr
Co-CEO, Co-President, and CFO



Drew M. Ireland
COO

Underwriting

- Deal selection
- Financial / credit underwriting
- Market analysis
- Site scoring model
- Investment Committee Reports

Finance And Accounting

- Property acquisition closings
- Financial reporting and analysis
- Investor and lender relations support
- KPMG (auditors) interface

Asset Management

- Property acquisition due diligence
- Tenant relations post-closing
- Property site visits
- Active management of properties

Legal, Insurance & Environmental

- Property acquisition legal support, lease, REA's, title review, use restrictions
- Lender transactional support

Technology

- Billing and payment systems
- Data storage and backup
- IT support and business continuity

Human Resources

- Hiring, onboarding
- Initial and ongoing training
- Annual reviews
- Employee benefits

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Experienced Board of Directors Committed to Corporate Governance Best Practices

Board of Directors (Independent)

		Prior Experience
	**Elizabeth Frank**	• CEO, RealD • Former Independent Director, Spirit Realty Capital
	**Noelle Leveaux**	• CEO, Noelle Leveaux Concepts • Former Publisher, D Magazine Partners
	**Ernesto Perez**	• Managing Director and Global Practice Leader, Alvarez & Marsal Tax
	**Daniel Swanstrom**	• Current CFO, Macerich • Former CFO, CorePoint Lodging

Board of Directors (Insiders)

		Prior Experience
	**Robert Green**	• Vice Chairman, NADG • Former Director, Centrefund Realty
	**Stephen Preston (Chairman)**	• Co-CEO, Co-President and Founder, FrontView REIT
	**Randall Starr**	• Co-CEO, Co-President, & CFO, FrontView REIT • Former COO & Chief Development Officer, Topgolf International

Key Governance Highlights

- ✓ Non-staggered board
- ✓ Majority independent directors
- ✓ Fully independent Audit, Compensation and Nominating and Corporate Governance committees
- ✓ Opted out of several MUTA anti-takeover provisions (classified board, business combination and control share acquisition)
- ✓ No stockholder rights plan (and stockholders must approve any implementation)
- ✓ Stockholders can amend bylaws by majority vote

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Definitions and Unaudited Non-GAAP Reconciliations Adjusted Secured Overnight Financing Rate (SOFR): We define Adjusted SOFR as the current one month term SOFR plus an adjustment of 0.10% per the terms of our credit facilities. Annualized Base Rent (ABR): We define ABR as the annualized contractual cash rent due for the last month of the reporting period, and adjusted to remove rent from properties sold during the month and to include a full month of contractual cash rent for properties acquired during the last month of the reporting period EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre: EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre are non-GAAP financial measures. We compute EBITDA as earnings before interest, income taxes and depreciation and amortization. EBITDA is a measure commonly used in our industry. We believe that this ratio provides investors and analysts with a measure of our leverage that includes our operating results unaffected by the differences in capital structures, capital investment cycles and useful life of related assets compared to other companies in our industry. In 2017, Nareit issued a white paper recommending that companies that report EBITDA also report EBITDAre in financial reports. We compute EBITDAre in accordance with the definition adopted by Nareit. Nareit defines EBITDAre as EBITDA (as defined above) excluding gains (loss) from the sales of depreciable property and provisions for impairment on investment in real estate. We also exclude the gain from acquisition of equity method investment as the gain represents a one-time transaction for the purchase of the 50% interest held by our predecessor’s sole partner in the 50/50 Joint Venture. As the gain will not recur in the future, it is excluded from EBITDAre. We believe EBITDA and EBITDAre are useful to investors and analysts because they provide important supplemental information about our operating performance exclusive of certain non-cash and other costs. We compute adjusted EBITDAre as EBITDAre for the applicable quarter, as adjusted to (i) reflect all investment and disposition activity that took place during the applicable quarter as if each transaction had been completed on the first day of the quarter, (ii) exclude certain GAAP income and expense amounts that we believe are infrequent and unusual in nature because they relate to unique circumstances or transactions that had not previously occurred and which we do not anticipate occurring in the future, (iii) eliminate the impact of lease termination fees from certain of our tenants, and (iv) exclude non-cash stock-based compensation expense. Annualized adjusted EBITDAre is calculated by multiplying adjusted EBITDAre for the applicable quarter by four, which we believe provides a meaningful estimate of our current run rate for all of our investments as of the end of the most recently completed quarter given the contractual nature of our long-term net leases. You should not unduly rely on this measure as it is based on assumptions and estimates that may prove to be inaccurate. Our actual reported EBITDAre for future periods may be significantly different from our annualized adjusted EBITDAre. Our reported EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre may not be comparable to similarly titled measures of other companies. You should not consider these measures as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. Funds From Operations (FFO) and Adjusted Funds From Operations (AFFO): FFO and AFFO are non-GAAP measures. We believe the use of FFO and AFFO are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. FFO and AFFO should not be considered alternatives to net income as a performance measure or to cash flows from operations, as reported on our statement of cash flows, or as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. We compute FFO in accordance with the standards established by the Board of Governors of Nareit. Nareit defines FFO as GAAP net income or loss adjusted to exclude net gains (losses) from sales of certain depreciated real estate assets, depreciation and amortization expense from real estate assets, gains and losses from change in control, and impairment charges related to certain previously depreciated real estate assets. We also exclude the gain from acquisition of equity method investment as the gain represents a one-time transaction for the purchase of the 50% interest held by our predecessor’s sole partner in the 50/50 Joint Venture. As the gain will not recur in the future, it is excluded from FFO. To derive AFFO, we modify the Nareit computation of FFO to include other adjustments to GAAP net income related to certain non-cash or non-recurring revenues and expenses, including straight-line rents, cost of debt extinguishments, amortization of lease intangibles, amortization of debt issuance costs, amortization of net mortgage premiums, (gain) loss on interest rate swaps and other non-cash interest expense, realized gains or losses on foreign currency transactions, Internalization expenses, structuring and public company readiness costs, extraordinary items, and other specified non-cash items. We believe that such items are not a result of normal operations and thus we believe excluding such items assists management and investors in distinguishing whether changes in our operations are due to growth or decline of operations at our properties or from other factors. Gross Debt: We define Gross Debt as total debt, net plus debt issuance costs and original issuance discount. Net Debt: Net Debt is a non-GAAP financial measure. We define Net Debt as our Debt less cash and cash equivalents and restricted cash. Occupancy: Occupancy or a specified percentage of our portfolio that is “occupied” or “leased” means as of a specified date (i) the number of properties that are subject to a signed lease divided by (ii) the total number of properties in our portfolio.

Definitions and Unaudited Non-GAAP Reconciliations (Continued) EBITDA, EBITDAre, and Other Non-GAAP Operating Metrics (unaudited, in thousands)

Notes: Non-GAAP Reconciliations